November 28, 2016

Fuller & Thaler Behavioral Core Equity Fund

A Shares – FTHAX

Select Shares – FTHSX

Institutional Shares – FTHIX

A series of the Capitol Series Trust

Supplement to Prospectus and Statement of Additional Information,

each dated January 28, 2016

The Prospectus and Statement of Additional Information, each dated January 28, 2016, of the Fuller & Thaler Behavioral Core Equity Fund (the “Fund”) is hereby amended to reflect the following new information:

Effective on or about January 30, 2017, the Fund will change its name to the Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”). Simultaneously therewith, the following principal investment policy of the Fund will be amended as follows (new text added in bold italics):

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) companies based in the U.S. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines small-cap companies as companies with market capitalizations, at the time of investment, that do not exceed the market capitalization of the largest company included in the Russell 2000 Index, which was $4.1 billion as of June 30, 2016. The size of the companies included in the Russell 2000 Index will change as a result of market conditions and reconstitution of the Index.

Further Information

For further information, please contact the Fund toll-free at 1-888-912-4562. You may also obtain additional copies of the Fund’s Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at www.fullerthalerfunds.com.